UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
June 26, 2009
Date of Report (date of earliest event reported):
Capital Crossing Preferred Corporation
(Exact Name of Registrant as Specified in its Charter)
Massachusetts
(State or Other Jurisdiction of Incorporation)

000-25193	04-3439366
(Commission File Number)	(IRS Employer Identification No.)

1271 Avenue of the Americas 46th Floor New York, New York (Address of Principal Executive Offices)	10020 (Zip Code)
(646) 333-8809
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.
Item 7.01. Regulation FD Disclosure.

Item 1.02. Termination of a Material Definitive Agreement.
On July 20, 2009, Capital Crossing Preferred Corporation (the “Company”) and Aurora Bank FSB (“Aurora Bank,” formerly Lehman Brothers Bank, FSB) mutually agreed to terminate the Asset Exchange Agreement, dated as of February 5, 2009, between the Company and Aurora Bank (the “Agreement”), pursuant to which the Company had agreed to transfer loans secured primarily by commercial real estate and multifamily residential real estate to Aurora Bank in exchange for loans secured primarily by residential real estate (the “Exchange”). The Agreement was terminated following receipt of a letter from the Office of Thrift Supervision (the “OTS”) denying Aurora Bank’s requests for non-objection with respect to the Exchange. As a result of the termination of the Agreement, which termination was without liability to either party, the Exchange will not be consummated and the Company will continue to own the portfolio of loans secured by commercial real estate and multifamily real estate that the Company owned prior to entering into the Agreement. The Company continues to consider potential alternative transactions involving its loan portfolio, however there can be no assurances that any such alternative transaction will occur.
Item 7.01. Regulation FD Disclosure.
On June 26, 2009, the OTS notified Aurora Bank that the prior approval of the OTS is currently required before payment by the Company of dividends on its 8.50% Non-Cumulative Exchangeable Preferred Stock, Series D (the “Series D preferred stock”), as a result of the cease and desist order entered against Aurora Bank on January 26, 2009 (the “Order”), and the prompt corrective action directive issued to Aurora Bank on February 4, 2009 (the “PCA Directive”).
As a result of the notice from the OTS, the Board of Directors of the Company (the “Board of Directors”) has voted not to declare or pay the Series D preferred stock dividend that would have been payable on July 15, 2009. Aurora Bank has made a formal request to the OTS to approve the payment of future dividends on the Series D preferred stock, however, there can be no assurance that such approval will be received from the OTS or when or if such OTS approval requirement will be removed. Furthermore, any future dividends on the Series D preferred stock will be payable only when, as and if declared by the Board of Directors. The terms of the Series D preferred stock provide that dividends on the Series D preferred stock are not cumulative and if no dividend is declared for a quarterly dividend period, the holders of the Series D preferred stock will have no right to receive a dividend for that period, and the Company will have no obligation to pay a dividend for that period, whether or not dividends are declared and paid for any future period.
In order to continue to qualify as a real estate investment trust, or a “REIT”, under the Internal Revenue Code of 1986, as amended, the Company generally is required each year to distribute to its stockholders at least 90% of its net taxable income, excluding net capital gains. As a REIT, the Company generally is not required to pay federal income tax if it continues to meet this and a number of other requirements. If the OTS does not grant approval to the Company to pay dividends to its stockholders in an amount necessary to retain the Company’s REIT qualification, including at least 90% of its net taxable income (if any), the Company will fail to qualify as a REIT and, as a result, will be subject to federal income tax.
Forward-Looking Statements
This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those forward-looking statements include all statements other than those made solely with respect to historical fact. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statements. Forward-looking statements should not be unduly relied upon because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of the Company. Such risks, uncertainties and other factors include, but are not limited to: limitations by regulatory authorities on the Company’s ability to implement its business plan and restrictions on its ability to pay dividends; the risk that the failure of the Company to maintain its status as a REIT would result in the Company being subject to federal income tax, including any applicable alternative minimum tax and excise tax; the risk that the Company could be disqualified from treatment as a REIT for the four taxable years following the year during which qualification was lost; further regulatory limitations on the business of Aurora Bank that are applicable to the Company; the risk that a decline, or a perceived decline, in Aurora Bank’s capital situation may result in the Series D preferred stock being subject to an automatic exchange into preferred shares of Aurora Bank; the risk that Aurora Bank’s capital ratios may fall below certain specified levels and that Aurora Bank may be forced to merge with or be acquired by another entity or begin voluntary dissolution; the risk that the Series D preferred stock will in the future be delisted from The NASDAQ Stock Market or will otherwise cease to trade on The NASDAQ Stock Market; the risk that the Series D preferred stock may not otherwise retain value and/or liquidity; the risk that the Company may not have adequate cash available, including as a result of the Company being subject to federal income tax, to pay dividends with respect to the Series D preferred stock; negative economic conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the credit quality of the Company’s loan portfolios (the degree of the impact of which is dependent upon the duration and severity of these conditions); the level and volatility of interest rates; changes in consumer, investor and counterparty confidence in, and the related impact on, financial markets and institutions; legislative and regulatory actions which may adversely affect the Company’s business and economic conditions as a whole; the impact of litigation and regulatory investigations; various monetary and fiscal policies and regulations; changes in accounting standards, rules and interpretations and the impact on the Company’s financial statements; changes in the nature and quality of the types of loans held by the Company; and risks relating to the Company’s business discussed in its filings with the Securities and Exchange Commission. These risks, uncertainties and other factors may cause the actual results, performance or achievements of the Company to be materially different from the anticipated future results, performance or achievements that are expressed or implied by the forward-looking statements. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL CROSSING PREFERRED CORPORATION
Date: July 20, 2009	By:	/s/ Lana Franks
Lana Franks
President